UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2011

South Hertfordshire United Kingdom Fund, Ltd.

 (Exact name of Registrant as specified in its charter)

Colorado	File No. 000-19889	84-1145140
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Media House, Bartley Wood Business Park, Hook,
Hampshire,
RG27 9UP, England

(Address of principal executive offices)

N/A

(Zip Code)

Registrant’s Telephone Number, including Area Code: + 44 1256 75 2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The Share Purchase Agreement

On January 31, 2011, South Hertfordshire United Kingdom Fund, Ltd. (the “Partnership”) entered into a Share Purchase Agreement (the “Share Purchase Agreement”), between the Partnership and ntl (B) Limited.  Under the terms of the Share Purchase Agreement, the Partnership has agreed to sell, and ntl (B) Limited has agreed to purchase, 299,390 A ordinary shares (the “Partnership Asset”) of ntl (South Hertfordshire) Limited (“ntl South Herts”), which constitute 66.7% of the issued capital of ntl South Herts, for £14,293,000 in cash.

ntl (B) Limited, which currently owns the remaining 33.3% of ntl South Herts, is an indirect wholly owned subsidiary of Virgin Media Inc. and an affiliate of the Partnership and ntl Fawnspring Limited, the general partner of the Partnership (the “General Partner”).

If approved and completed, the sale of the Partnership Asset (the “Asset Sale”) will constitute the sale of substantially all the assets of the Partnership and will result in the dissolution and, ultimately, the termination of the Partnership in accordance with the partnership agreement governing the Partnership.

The obligations of ntl (B) Limited and the Partnership to complete the Asset Sale are subject to the approval of the Asset Sale by holders (other than the General Partner and its affiliates) of a majority of the outstanding limited partnership units of the Partnership.

In addition, both parties may abandon the Asset Sale if the Share Purchase Agreement is terminated in accordance with its terms at any time prior to closing.  The Share Purchase Agreement may be terminated:

•                  by mutual written consent of the parties;

•                  by ntl (B) Limited, if requisite unitholder approval of the Asset Sale is not obtained on or before June 30, 2011;

•                  by ntl (B) Limited, if there has been a material breach of any of the Partnership’s warranties or any of the Partnership’s warranties become untrue after the date of the Share Purchase Agreement and such breach is not curable or, if curable, has not been cured within 10 business days;

•                  by the Partnership, if there has been a material breach of any of ntl (B) Limited’s warranties or any of ntl (B) Limited’s warranties become untrue after the date of the Share Purchase Agreement and such breach is not curable or, if curable, has not been cured within 10 business days;

•                  by either the Partnership or ntl (B) Limited, if a special meeting of unitholders called to consider and vote on a proposal to approve the Asset Sale is held and completed and requisite unitholder approval of the Asset Sale is not obtained at the meeting, or any adjournment or postponement thereof; and

•                  by ntl (B) Limited, if prior to closing there occurs a material adverse change to the business, results of operations or financial condition, properties, liabilities or assets of ntl South Herts (other than any such change arising or reasonably likely to arise as a result of, out of or related to (a) changes in the economy or financial markets generally in countries in which ntl South Herts conducts material operations or (b) changes that are the result of factors generally affecting the principal industries in which ntl South Herts operates).

In addition, if either the Partnership or ntl (B) Limited fails to comply with any material obligation required to be performed by it upon the closing of the Asset Sale, then the Partnership, in the case of non-compliance by ntl (B) Limited, or ntl (B) Limited, in the case of non-compliance by the Partnership, may defer the closing of the Asset Sale to a date not more than 21 days or less than seven days after the date on which the closing was first scheduled or may terminate the Share Purchase Agreement (in addition to other rights that may be available).

The foregoing descriptions of the Share Purchase Agreement and the proposed Asset Sale are subject to, and qualified in their entirety by, the full text of the Share Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Relationships Among the Parties to the Share Purchase Agreement

ntl (B) Limited is an indirect wholly owned subsidiary of Virgin Media Inc. ntl (B) Limited holds the 33.3% of the shares of ntl South Herts not owned by the Partnership and has no other assets or operations. ntl (B) Limited relies on the employees and management of Virgin Media Inc. for its business and operations.

The Partnership’s business is managed by the General Partner and its only operations consist of those of ntl South Herts. The Partnership does not directly employ personnel of its own. The various personnel required to carry out its business and the operations of ntl South Herts are employed by affiliates of Virgin Media Inc., including Virgin Media Limited, an indirect wholly owned subsidiary of Virgin Media Inc. The Partnership relies on Virgin Media Inc.’s management, organization, financing and infrastructure to carry on its business and operations.

The General Partner is an indirect wholly owned subsidiary of Virgin Media Inc. The General Partner manages the Partnership’s business, properties and activities in accordance with the terms of the Partnership Agreement, although operating control is delegated to other affiliated companies of Virgin Media Inc.

Additional information concerning the relationships among the Partnership, the General Partner, ntl (B) Limited and Virgin Media Inc. can be found in the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “Annual Report on Form 10-K”), filed with the SEC on March 17, 2010, and the Partnership’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010 (the “Quarterly Report on Form 10-Q”), filed with the SEC on November 10, 2010, which reports are incorporated by reference herein.  In addition, information regarding the relationships among the parties to the Share Purchase Agreement will be set forth in the definitive proxy statement and other materials to be filed with the SEC and mailed to unitholders in connection with the proposed Asset Sale.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit	Description
2.1	Share Purchase Agreement, dated as of January 31, 2011, between South Hertfordshire United Kingdom Fund, Ltd. and ntl (B) Limited

Information Regarding the Solicitation of Proxies

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval. In connection with the proposed Asset Sale, on February 1, 2011, the Partnership filed with the SEC a preliminary proxy statement that is subject to completion. When completed, the Partnership will file a definitive proxy statement with the SEC relating to the solicitation of proxies to vote at a special meeting of unitholders to be called by the General Partner to consider and vote on a proposal to approve the Asset Sale. The definitive proxy statement (including as annexes thereto, the Partnership’s Annual Report on Form 10-K and its Quarterly Report on Form 10-Q) and a form of proxy will be mailed to the unitholders of the Partnership in advance of the special meeting. The unitholders of the Partnership are urged to read the definitive proxy statement and other relevant materials when they become available because they will contain important information about the proposed Asset Sale. Unitholders may also obtain any of these documents for free when they become available at the SEC’s website at www.sec.gov. The definitive proxy statement (including as annexes thereto, the Partnership’s Annual Report on Form 10-K and its Quarterly Report on Form 10-Q) to be filed by the Partnership and mailed to unitholders in connection with the proposed Asset Sale will contain additional instructions on where to obtain further information.

The Partnership, the General Partner and the directors, management and certain employees of the General Partner may be deemed to be participants in the solicitation of proxies in respect of the proposed Asset Sale. Information regarding these parties and their interests in the Asset Sale is set forth in the preliminary proxy statement filed by the Partnership with the SEC on February 1, 2011, which is subject to completion, and will be set forth in the definitive proxy statement (including as annexes thereto, the Partnership’s Annual Report on Form 10-K and its Quarterly Report on Form 10-Q) to be filed by the Partnership and mailed to unitholders in connection with the proposed Asset Sale.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of that term in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding the completion, possible termination and effects of the proposed Asset Sale. These statements are based on the current expectations of management of the Partnership and the General Partner. There are a number of risks, uncertainties and other factors that could cause actual results to differ materially from the forward-looking statements included in this Current Report on Form 8-K. For example, among other things, the conditions to the closing of the Asset Sale may not be satisfied or the parties to the Share Purchase Agreement may terminate the Share Purchase Agreement in accordance with its terms. In addition, the completion, possible termination and the effects of the Asset Sale are subject to other risks, uncertainties and factors, including the outcome of any legal proceedings that may be instituted against the Partnership or others relating to the Asset Sale, the inability to complete the Asset Sale due to the failure to obtain unitholder approval, the effect of the announcement of the Asset Sale on the Partnership’s customer and business relationships, operating results and business generally, unforeseen events and circumstances that require the General Partner to alter the plans and procedures expected to be carried out to complete the Asset Sale and the dissolution and ultimate termination of the Partnership, and other risks detailed in the Partnership’s Annual Report on Form 10-K and its Quarterly Report on Form 10-Q filed with the SEC, which are incorporated by reference herein. These forward-looking statements speak only as of the date on which the statements were made, and the Partnership and the General Partner undertake no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2011	SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.

	By:	NTL FAWNSPRING LIMITED, its General Partner

	By:	/s/ Robert Mackenzie
	Name:	Robert Mackenzie
	Title:	Director

EXHIBIT INDEX

Exhibit	Description
2.1	Share Purchase Agreement, dated as of January 31, 2011, between South Hertfordshire United Kingdom Fund, Ltd. and ntl (B) Limited